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                                                                   EXHIBIT 10.11

                           BELDEN & BLAKE CORPORATION

                $192,500,000 8.75% SENIOR SECURED NOTES DUE 2012

                               PURCHASE AGREEMENT

                                                                    July 1, 2004

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

      Belden & Blake Corporation, an Ohio corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Goldman, Sachs & Co. (the "Purchaser") an aggregate of $192,500,000 principal amount of Senior Secured Notes specified above (the "Securities"). The Company's obligations under the Securities will be jointly and severally guaranteed on a second priority senior secured basis (the "Guarantees") by the Company's domestic subsidiaries set forth on Annex I hereto (collectively, the "Guarantors"). Capitalized terms used but not defined herein will have the meanings assigned to them in the "Description of the Notes" section of the Offering Circular (as defined below).

      The Company and the Guarantors have agreed to secure the Securities and the Guarantees on a second-priority basis "equally and ratably" with all obligations of the Company and the Guarantors under the Hedge Agreement (as defined below) and any future Parity Lien Debt, by Liens on certain of the assets of the Company and the Guarantors other than Excluded Assets, subject to the liens securing the Company's obligations under the Credit Agreement (as defined below) and any other Priority Lien Debt and other Permitted Prior Liens, granted to Wells Fargo Bank, N.A. as the collateral trustee (the "Collateral Trustee") for the benefit of the holders of the Secured Obligations, in all of the Collateral.

      The Securities are being issued and sold in connection with the acquisition of the Company (the "Merger") by Capital C Energy Operations, LP, a Delaware limited partnership ("Capital C"), pursuant to an Agreement and Plan of Merger, dated June 15, 2004 (the "Merger Agreement"), among the Company, Capital C and Capital C Ohio Inc., an Ohio corporation ("Capital Ohio"). Pursuant to the Merger Agreement, Capital Ohio will merge with and into the Company, with the Company as the surviving corporation. In connection with the Merger, the Company will, among other things, (i) commence a tender offer (the "Tender Offer") to purchase its $225,000,000 9-7/8% Senior Subordinated Notes due 2007 (the "2007 Notes") pursuant to an Offer to Purchase and Consent Solicitation (the "Offer to Purchase"); (ii) enter into a senior credit agreement consisting of term, revolving and letter of credit facilities (the "Credit Agreement"); (iii) enter into the ISDA Master Agreement, dated as of June 30, 2004 with J. Aron & Company and Capital Ohio (to be assumed by

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the Company) (the "Hedge Agreement"); and (iv) issue the Securities. As used herein, the term "Transactions" means collectively, (a) the closing of the Merger; (b) entering into the Credit Agreement; (c) the assuming of the Hedge Agreement by the Company; (d) the offering of the Securities; and (e) the use of proceeds from the offering of the Securities and the Credit Agreement as described under the caption "Use of Proceeds" in the Offering Circular.

            1. The Company and each of the Guarantors represents and warrants to, and agrees with, the Purchaser that:

                  (a) A preliminary offering circular, dated June 23, 2004 (the
            "Preliminary Offering Circular") and an offering circular, dated July 1, 2004 (the "Offering Circular"), have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein;

                  (b) Neither the Company nor any of its subsidiaries has
            sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;

                  (c) Except as disclosed in the Offering Circular, the Company and its subsidiaries have good and marketable title to all real properties and have good and marketable title to all other properties and assets owned by them, including, without limitation, all oil and gas producing properties of the Company and its subsidiaries and all assets and facilities owned by the Company and its subsidiaries in the production and marketing of oil and gas, in each case, free and clear from liens, encumbrances and defects that would materially interfere with the use made or currently proposed to be made thereof by them or otherwise could reasonably be expected to have a material adverse effect upon the business, properties, financial condition, earnings or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"); and except as disclosed in the Offering Circular, the Company and its subsidiaries hold all leased real or personal property, including, without limitation, all oil and gas producing properties of the Company and its subsidiaries and all assets and facilities used by the Company and its subsidiaries in the production and marketing of oil and gas, under valid and enforceable leases with no exceptions that would, individually or in the aggregate, have a Material Adverse Effect;

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                  (d) Each of the Company and the Guarantors has been duly
            incorporated and is validly existing as a corporation, in good standing under the laws of its state of incorporation, with power and authority (corporate or other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company that is not a Guarantor has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its state of incorporation or formation, as the case may be;

                  (e) The Company has, on the date hereof, or will have, at the
            Time of Delivery (as defined below), the authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (f) This Agreement has been duly authorized, executed and
            delivered by the Company and the Guarantors;

                  (g) At the Time of Delivery, the Securities will be duly
            authorized by the Company and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of July 7, 2004 (the "Indenture") among the Company, the Guarantors and BNY Midwest Trust Company, as trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; at the Time of Delivery, the Indenture will be duly authorized by the Company and the Guarantors and, when executed and delivered by the Company, the Guarantors and the Trustee, will constitute a valid and binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

                  (h) At the Time of Delivery, the Guarantees will be duly
            authorized by the Guarantors, and when executed, authenticated, issued and delivered pursuant to this Agreement and the Indenture, will constitute valid and binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Guarantees will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

                  (i) At the Time of Delivery, the Exchange Securities (as
            defined below) will be duly authorized by the Company, and when executed, authenticated, issued and delivered in

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            accordance with the terms of the Registration Rights Agreement (as defined below) and the Indenture, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Exchange Securities will conform to the descriptions thereof in the Offering Circular;

                  (j) At the Time of Delivery, the guarantees of the Company's obligations under the Exchange Securities to be offered in exchange for the Guarantees in the Exchange Offer (the "Exchange Guarantees") will be duly authorized by the Guarantors, and when executed, authenticated, issued and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, will constitute valid and binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Exchange Guarantees will conform to the descriptions thereof in the Offering Circular;

                  (k) At the Time of Delivery, the exchange and registration rights agreement (the "Registration Rights Agreement") will be duly authorized by the Company and the Guarantors, and when executed, authenticated, issued and delivered by the Company, the Guarantors and the Purchaser, will constitute the valid and binding obligations of the Company and the Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and that rights to indemnity and contributions may be limited by considerations of public policy;

                  (l) At the Time of Delivery, the Credit Agreement will be duly authorized by the Company and the guarantors party thereto, and, when executed and delivered by the Company, the guarantors party thereto and the lenders party thereto, will constitute valid and binding obligations of the Company and the guarantors party thereto, enforceable in accordance with its terms subject to, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Credit Agreement will conform to the descriptions thereof in the Offering Circular;

                  (m) At the Time of Delivery, the Hedge Agreement will be duly authorized by the Company and, when executed and delivered by the Company and the other parties thereto, will constitute valid and binding obligations of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Hedge Agreement will conform to the descriptions thereof in the Offering Circular;

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                  (n) The Merger Agreement has been duly authorized by the
            Company, and when executed and delivered by the Company, Capital C and Capital Ohio, will constitute valid and binding obligations of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Merger Agreement will conform to the descriptions thereof in the Offering Circular;

                  (o) At the Time of Delivery, each of the documents listed on
            Annex II hereof (collectively, the "Security Documents") will be duly authorized by the Company and the Guarantors party thereto and, when executed and delivered by the Company, the Guarantors party thereto and the other parties thereto, will constitute valid and binding obligations of the Company and the Guarantors party thereto, enforceable against the Company and the Guarantors in accordance with their respective terms, subject, as to enforcement and the Liens created thereby, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (p) At the Time of Delivery, each of the mortgages or deeds of trust as listed on Annex III hereof (the "Mortgages") will be duly authorized by the Company and the Guarantors party thereto and, when executed and delivered by the Company and such Guarantors, will constitute valid and binding obligations of the Company and such Guarantors, enforceable against the Company and such Guarantors in accordance with their respective terms, subject, as to enforcement and the Liens created thereby, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights or providing for the relief of debtors and to general equity principles;

                  (q) None of the transactions contemplated by this Agreement
            (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of
            Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                  (r) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

                  (s) The issue and sale of the Securities, the issuance of the
            Guarantees and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency

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            or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; except with respect to clause (i) and clause (iii) of this paragraph, for such conflicts, breaches, defaults or violations as would not have a Material Adverse Effect.

                  (t) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the issuance of the Guarantees, the grant, perfection or enforcement of security interests in the Collateral pursuant to the provisions of the Security Documents or the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Security Documents, except for (i) the filing of a registration statement by the Company with the Commission pursuant to the Act relating to the Exchange Securities and the Exchange Guarantees, (ii) the filings required to perfect the Collateral Trustee's security interests granted pursuant to the Security Documents and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under foreign or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Guarantees by the Purchaser;

                  (u) Neither the Company nor any of its subsidiaries is in
            violation of its Certificate of Incorporation or Formation, as the case may be, or By-laws or other organization document or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (v) The statements set forth in the Offering Circular under the caption "Description of the Notes," insofar as they purport to summarize certain provisions of the Securities, the Indenture, the Registration Rights Agreement and the Security Documents, fairly summarize in all material respects the matters described therein. The statements set forth in the Offering Circular under the captions "Certain United States Federal Income Tax Considerations" and "Certain Relationships and Related Party Transactions," insofar as they purport to summarize certain provisions of the laws and matters referred to therein, are accurate and fairly summarize in all material respects the matters described therein;

                  (w) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (x) The Company and each its subsidiaries owns or possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") of the appropriate federal, state or local regulatory and quasi-regulatory agencies or bodies necessary to conduct any business now conducted by them and as contemplated to be conducted by them upon consummation of the transactions contemplated under this Agreement, except where the failure to possess such Governmental Licenses would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses except where the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the material Governmental Licenses are, and upon consummation of the transactions contemplated under this Agreement will be, valid and in full force and effect.

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            None of the Company or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

                  (y) Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries are entitled to receive (and are currently receiving with respect to producing oil, gas and/or mineral leases), without present suspense or presently required indemnity against asserted or known defects or disputes regarding the Company's and any of its subsidiaries' ownership, from each purchaser of its production, or from the person receiving payments from any such purchasers, the proceeds attributable to the net revenue interest in production from each of the Company's and its subsidiaries surface and mineral leases;

                  (z) Except as would not, individually or in the aggregate, have a Material Adverse Effect, all production from the wells operated by the Company and its subsidiaries has been properly accounted for and all proceeds attributable thereto have been properly paid in the ordinary course of business consistent with past practices;

                  (aa) Wright & Company, Inc. ("Wright") is an independent
            petroleum engineering consultant and nothing has come to the Company's attention or any Guarantor's attention to cause them to believe that Wright is not qualified to pass on questions relating to reserve evaluations and related calculations set forth in the Offering Circular. No facts have arisen that lead the Company and its subsidiaries to conclude that the information supplied to Wright that formed the basis of the reserve report prepared by Wright, dated February 24, 2004 (the "Reserve Report") was incorrect in any material respect at the time it was used or supplied or that there has been any material adverse change in the reserves as shown in the Reserve Report, other than from normal production or disposition thereof. Since February 24, 2004, excluding normal production, no facts have arisen that lead the Company and its subsidiaries to conclude that there has been a material adverse change in the present value of future net cash flows of the proved reserves as shown in the Reserve Report, other than changes that may result from decreases in commodity prices;

                  (bb) Except as disclosed in the Offering Circular, and except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries (or, to the knowledge of the Company, any other entity for whose acts or omissions the Company is or may be liable) (i) are conducting and have conducted their businesses, operations and facilities in compliance with any and all applicable Environmental Laws (as defined below); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Offering Circular; (iii) have not, pursuant to any contract, assumed responsibility to cure any currently identified material liability under Environmental Law or to remediate any currently identified Hazardous Substances (as defined below) spill or release; (iv) have not received notice of any actual or potential liability under Environmental Law, including, without limitation, liability as a "potentially responsible party" and/or for the investigation or remediation of any disposal or release of Hazardous Substances; and (v) are not subject to any pending or, to the knowledge of the Company, threatened claim or other legal proceeding under any Environmental Laws against the Company or its subsidiaries. "Environmental Laws" means any applicable federal, state and local law, statute, ordinance, regulation, order, requirement and common law relating to

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            pollution or the protection of human health or the environment, including, without limitation, those relating to, regulating, or imposing liability or standards of conduct concerning (i) noise or odor, (ii) emissions, discharges, or releases of Hazardous Substances, (iii) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, (iv) the protection of wildlife or endangered or threatened species, or (v) the investigation, remediation or cleanup of, or exposure to, any Hazardous Substances. As used in this paragraph, "Hazardous Substances" means pollutants, contaminants or hazardous, dangerous or toxic wastes or hazardous substances, including, but not limited to, any naturally occurring radioactive materials, brine, drilling mud, crude oil, natural gas liquids and other petroleum materials, petroleum, petroleum products and their breakdown constituents.

                  (cc) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of Hazardous Substances, by, due to or caused by the Company or any of its subsidiaries (or any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any Environmental Laws or in a manner or to a location that could reasonably be expected to give rise to any liability under any Environmental Laws (except for such as would not, individually or in the aggregate, have a Material Adverse Effect);

                  (dd) When the Securities and the Guarantees are issued and delivered pursuant to this Agreement, neither the Securities nor the Guarantees will not be of the same class (within the meaning of Rule 144A under the Act) as securities or guarantees which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

                  (ee) The Company is subject to Section 13 or 15(d) of the
            Exchange Act;

                  (ff) Neither the Company, nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Offering Circular under the caption "Use of Proceeds," will be an "investment company," as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (gg) None of the Company, any of its subsidiaries or any
            person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902, provided that the Company makes no representation or warranty with respect to any actions undertaken by or on behalf of the Purchaser;

                  (hh) Within the preceding six months, none of the Company, the
            Guarantors or any other person acting on behalf of the Company or any Guarantor has offered or sold to any person any Securities or Guarantees, or any securities of the same or a similar class as the Securities or the Guarantees, other than Securities or Guarantees offered or sold to the Purchaser hereunder. The Company and the Guarantors will take reasonable precautions

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            designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or Guarantees or any substantially similar security issued by the Company or the Guarantors, within six months subsequent to the date on which the distribution of the Securities or Guarantees has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities or the Guarantees in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

                  (ii) The Company maintains and will maintain disclosure
            controls and procedures (as defined as Rule 13a-14 of the Exchange
            Act) designed to ensure that information required to be disclosed by the reports that they file or submit under the Exchange Act are recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder; and the Company has carried out and will carry out evaluations, under the supervision and with the participation of the management of the Company, of the effectiveness of the design and operation of the Company's disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act;

                  (jj) When executed and delivered to the Collateral Trustee at the Time of Delivery, the Security Documents will grant and create, in favor of the Collateral Trustee, for the benefit of the holders of the Parity Lien Debt, as security for all of the Parity Lien Obligations, a valid second priority security interest in the Collateral defined in each of such instruments. When (i) the Financing Statements (as defined below) are filed, with respect to Collateral in which a security interest may be perfected by the filing of a financing statement (as defined in Article 9 of the Uniform Commercial Code as in effect in any relevant jurisdiction),
            (ii) when a control agreement is executed and delivered by the Company or applicable Guarantor, the Collateral Trustee, and the relevant "securities intermediary" (as defined in Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction) with respect to any "securities account" (as defined in Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction) owned by the Company or such Guarantor, (iii) when a control agreement is executed and delivered by the Company or applicable Guarantor, the Collateral Trustee, and the relevant "bank" (as defined in Article 9 of the Uniform Commercial Code as in effect in any relevant jurisdiction) with respect to any "deposit account" (as defined in Article 9 of the Uniform Commercial Code as in effect in any relevant jurisdiction) owned by the Company or such Guarantor, (iv) when any "certificated security" (as defined in Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction) or "instrument" (as defined in Article 9 of the Uniform Commercial Code as in effect in any relevant jurisdiction) is delivered to the Collateral Trustee, and (v) when the consent of the issuer of any letter of credit is obtained, and
            (vi) when any security interest in patents, trademarks and copyrights is recorded in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, such second priority security interests will be perfected security interests (subject in priority only to Permitted Prior Liens and the provisions with respect to priority set forth in the Collateral Trust Agreement). When delivered at the Time of Delivery, each Mortgage will be delivered, duly acknowledged and, if required for recordation, attested and otherwise will be in recordable form. At the Time of Delivery, (y) all pledged Collateral constituting Capital Stock will be represented by certificated securities and (z) all such certificated securities required to be delivered to the Collateral Trustee under the Security Documents and all promissory notes and other instruments then evidencing or representing any Collateral will be delivered to the Collateral Trustee in pledge for the benefit of the holders of the Parity Lien Debt, as security for all of the Parity Lien Obligations, on a second priority basis, duly endorsed by an effective endorsement; and

                  (kk) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

      2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, plus accrued interest, if any, from July 7, 2004 to the Time of Delivery hereunder, the entire principal amount of Securities (and the Guarantees thereof) offered hereby.

      3. Upon the authorization by you of the release of the Securities and the Guarantees, the Purchaser proposes to offer the Securities and the Guarantees for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Purchaser hereby represents and warrants to, and agrees with the Company and the Guarantors that:

      (a) It will offer and sell the Securities and the Guarantees only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex IV to this Agreement;

      (b) It is an Institutional Accredited Investor; and

      (c) It will not offer or sell the Securities and the Guarantees by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

      4. (a) The Securities and the Guarantees to be purchased by the Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company and the Guarantees will deliver the Securities and the Guarantees to Goldman, Sachs & Co. against payment by or on behalf of the Purchaser of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities and the Guarantees to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on July 7, 2004 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

      (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities, the Guarantees and any additional documents requested by the Purchaser pursuant to Section 7(i) hereof, will be delivered at the Time of Delivery at the offices of Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022 (the "Closing Location"), and the Securities and the Guarantees will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section

4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5. Each of the Company and the Guarantors agrees with the Purchaser:

      (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

      (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities and the Guarantees, provided that in connection therewith the Company and the Guarantors shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (c) If, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to the Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

      (d) During the period beginning from the date hereof and continuing until the date 90 days after the Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company or any of its subsidiaries that are substantially similar to the Securities, without your prior written consent;

      (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

      (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

      (g) If requested by you, to use its commercially reasonable efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

      (h) If not otherwise available on the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering

Circular), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

      (i) If not otherwise available on EDGAR, during a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

      (j) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

      (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds."

      6. The Company and each of the Guarantors covenant and agree with the Purchaser that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the Guarantees and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Security Documents the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees; (iii) all expenses in connection with the qualification of the Securities, the Guarantees, the Exchange Securities and the Exchange Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) all expenses associated with the assignment, creation and the perfection of security interests and associated documents, including, without limitation, the Security Documents and all Financing Statements (as defined below), including search and filing fees and the reasonable fees and disbursements of Latham & Watkins LLP incurred in connection therewith; (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing the Securities, the Guarantees, the Exchange Securities and the Exchange Guarantees; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (viii) the fees and expenses of the Collateral Trustee and any agent of the Collateral Trustee in connection with the Security Documents, the Financing Statements and the Collateral; (ix) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchaser will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Purchaser hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantors shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) Latham & Watkins LLP, counsel for the Purchaser, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to certain matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (b) Vinson & Elkins L.L.P. shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) Assuming that the Securities have been duly authorized, executed and delivered under the laws of the State of Ohio, and assuming due authentication thereof by the Trustee, upon payment and delivery therefor in accordance with this Agreement, the Securities constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, entitled to the benefits provided by the Indenture, and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

            (ii) Assuming that the Guarantees have been duly authorized, executed and delivered by the Guarantors under the laws of their respective States of incorporation, the Guarantees constitute valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms, entitled to the benefits provided by the Indenture and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

            (iii) Assuming the Indenture has been duly authorized, executed and delivered by the Company and the Guarantors under the laws of their respective States of incorporation, and assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Indenture constitutes a valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

            (iv) Assuming the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors under the laws of their respective States of incorporation, the Registration Rights Agreement constitutes a valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and that rights to indemnity and contributions may be limited by considerations of public policy. In addition, such counsel need express no opinion as to the specific performance provision contained in the Registration Rights Agreement, nor as to the validity or enforceability of any provision of the Registration Rights Agreement relating to provisions of the Indenture or the Securities that requires the payment of any interest at a rate or in an amount that a court would determine under the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture;

            (v) Assuming the Security Documents have been duly authorized, executed and delivered by the Company and the Guarantors party thereto in their respective States of incorporation, the Security Documents constitute valid and binding obligations of the Company and the Guarantors party thereto, enforceable against the Company and the Guarantors party thereto in accordance with their terms, and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

            (vi) Assuming the Mortgages have been duly authorized, executed and delivered by the Company and the Guarantors party thereto under the laws of their respective States of incorporation, the provisions of each Mortgage that are governed by the laws of the State of New York constitute valid and binding obligations of the Company and the Guarantors party thereto, enforceable against the Company and the Guarantors party thereto in accordance with their terms, and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

            (vii) Assuming the Credit Agreement has been duly authorized, executed and delivered by the Company and the Guarantors under the laws of their respective States of incorporation, the Credit Agreement constitutes a valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

            (viii) Assuming the Hedge Agreement has been duly authorized, executed and delivered by the Company under the laws of the State of Ohio, the Hedge Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, and subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

            (ix) The issue and sale of the Securities, the issuance of the Guarantees and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Credit Agreement or the Hedge Agreement, or (ii) result in any violation of any federal or New York statute or any order, rule or regulation of any federal or New York court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (it being understood that for the purpose of the opinion in clause (ii), such counsel is not passing upon compliance with respect to antifraud or similar provisions of any law, rule or regulation);

            (x) No consent, approval, authorization, order, registration or qualification of or with any federal or New York court or federal or New York governmental agency or body is required under federal or New York law for the issue and sale of the Securities, the issuance of the Guarantees, the grant, perfection or enforcement of security interests in the Collateral pursuant to the provisions of the Security Documents or the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Security Documents, except for (i) the filing of a registration statement by the Company with the Commission pursuant to the Act relating to the Exchange Securities and the Exchange Guarantees, (ii) the filings required to perfect the Collateral Trustee's security interests granted pursuant to the Security Documents and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Guarantees by the Purchaser;

            (xi) The statements set forth in the Offering Circular under the caption "Description of the Notes," insofar as they purport to summarize certain provisions of the Securities, the Indenture, the Registration Rights Agreement and the Security Documents, fairly summarize in all material respects the provisions described therein. The statements set forth in the Offering Circular under the captions "Certain United States Federal Income Tax Considerations" and "Description of Other Indebtedness--Post-Merger Debt," insofar as they purport to summarize certain provisions of the laws and documents referred to therein, fairly summarize in all material respects the provisions described therein;

            (xii) No registration of the Securities or the Guarantees under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities or the Guarantees by the Purchaser, solely in the manner contemplated by this Agreement, the Indenture and the Offering Circular;

            (xiii) Neither the Company, nor any of its subsidiaries is an "investment company," as such term is defined in the Investment Company Act;

            (xiv) The Parity Lien Pledge and Security Agreement to be dated July 7, 2004, among the Company, the Guarantors and the Collateral Trustee (the "Pledge and Security Agreement"), creates a valid security interest in favor of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt in that portion of the Collateral in which the Company and each Guarantor has rights and in which a security interest may be created under Article 9 (the "Article 9 Collateral") of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"), which security interest secures the Secured Obligations (as defined in the Pledge and Security Agreement);

            (xv) Upon delivery of that portion of the UCC Collateral consisting of the certificates in registered form that constitute "certificated securities" within the meaning of Section 8.102(a)(4) of the New York UCC and that are listed on Schedule 4.4 to the Pledge and

      Security Agreement (the "Pledged Securities") to the Collateral Trustee in, and while located in the State of New York, pursuant to the Pledge and Security Agreement, indorsed to the Collateral Trustee or in blank, in each case, by an effective endorsement, or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement, the security interest in favor of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt in the Pledged Securities will be perfected. Assuming neither the Collateral Trustee nor any holders of the Parity Lien Debt has notice of any adverse claim (within the meaning of Section 8-105 of the New York UCC) to the Pledged Securities, the Collateral Trustee will acquire the security interest in the Pledged Securities free of any adverse claim in accordance with
      Section 8-303 of the New York UCC;

            (xvi) Upon delivery of that portion of the Article 9 Collateral listed on Schedule 4.4 to the Pledge and Security Agreement that constitutes "instruments" within the meaning of Section 9-102(a)(47) of the New York UCC (the "Pledged Notes") to the Collateral Trustee for the benefit of the holders of the Parity Lien Debt in, and while located in, the State of New York, pursuant to the Pledge and Security Agreement, the security interest in favor of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt will be perfected;

            (xvii) With respect to that portion of the Article 9 Collateral consisting of Deposit Accounts (as defined in the applicable Deposit Account Control Agreement), the provisions of the Deposit Account Control Agreements to be dated July 7, 2004, among the Company or any Guarantor, as applicable, the relevant banks (as defined in Article 9 of the New York
      UCC) , and the Collateral Trustee (the "Deposit Account Control Agreement") are effective to perfect the security interest of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt by "control" (within the meaning of Section 9-104 of the New York UCC); and

            (xviii) With respect to that portion of the Article 9 Collateral consisting of the Securities Accounts (as defined in the applicable Securities Account Control Agreement), the provisions of the Securities Account Control Agreement to be dated July 7, 2004, among the Company or any Guarantor, as applicable, the relevant "securities intermediary" (as defined in Article 8 of the New York UCC), and the Collateral Trustee (the "Securities Account Control Agreement"), are effective to perfect the security interest in favor of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt therein by "control" (within the meaning of Section 8-106 of the New York UCC).

      (c) Andrews Kurth LLP shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) None of (A) the issue and sale of the Securities by the Company in the manner described in the Offering Circular, (B) the issuance of the Guarantees by the Guarantors in the manner described in the Offering Circular and (C) the execution and delivery on behalf of, or the incurrence or performance by the Company and the Guarantors with all of their respective obligations under the Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement, each in accordance with its terms, constitutes, constituted or will constitute a conflict with, breach or violation of or default under the documents set forth on Annex V hereto;

            (ii) The statements set forth in the Offering Circular under the caption "The Merger Agreement," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

            (iii) The Merger Agreement has been duly authorized, executed and delivered by Capital C;

            (iv) The Parity Lien Pledge Agreement, to be dated as of July 7, 2004 (the "Pledge Agreement"), between Capital C and the Collateral Trustee constitutes a valid and binding obligation of Capital C, enforceable against Capital C in accordance with its terms under the applicable laws of the State of New York;

            (v) The execution and delivery by Capital C of the Pledge Agreement and the performance by Capital C of its obligations thereunder do not and will not violate any applicable laws of the State of New York or any applicable laws of the United States of America;

            (vi) The Pledge Agreement is effective to create in favor of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "New York UCC") in all of the right, title and interest of Capital C in, to and under the Collateral (as defined in the Pledge Agreement) to which Article 9 of the New York UCC is applicable as collateral security for the payment when due of the Secured Obligations (as defined in the Pledge Agreement); and

            (vii) The security interest referred to in Section 7(c)(vi) of this Agreement in the types of Collateral described in the following clauses
      (a) and (b) will be perfected as described in the following clauses (a) and (b): (a) such security interest in that portion of the Collateral consisting of "investment property" (as defined in the New York UCC) will, upon creation of such security interest, be perfected by the filing of a financing statement naming Capital C as debtor and the Collateral Trustee as secured party in the office of the Secretary of State of the State of Delaware, and (b) such security interest in that portion of the Collateral consisting of a "certificated security" (as defined in the New York UCC) in bearer form or in registered form will, upon the creation of such security interest, be perfected by the Collateral Trustee taking possession in the State of New York of such security certificate.

            (viii) Such counsel has participated in conferences with officers and other representatives of the Company and the independent public accountants for the Company at which the contents of the Offering Circular (and any further amendments or supplements thereto made by the Company priority to the Time of Delivery) and related matters were discussed and, although such counsel has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Circular (and any further amendments or supplements thereto made by the Company priority to the Time of Delivery) (except to the extent set forth in Section 6(c)(ii) of this Agreement), on the basis of the foregoing (relying with respect to factual matters to the extent such counsel deems appropriate upon statements by officers and other representatives of the Company), no facts have come to such counsel's attention that have led such counsel to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery, as of its date and as of the Time of Delivery contained or contains an untrue statement of material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel will express no statement or belief with respect to (a) the financial statements and related schedules included therein, including the notes and the auditor's report thereon, (b) estimates of oil and gas reserves and
      (c) other information of a
      financial or reserve nature included in the Offering Circular, including, without limitation, oil and gas production information.

      (d) Bricker & Eckler LLP shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) Each of the Company and The Canton Oil & Gas Company, an Ohio corporation (the "Ohio Guarantor") has been duly incorporated, and is validly existing as a corporation in good standing under the laws of the State of Ohio with corporate power and authority to own its properties and conduct its business as described in the Offering Circular;

            (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (iii) All of the issued shares of capital stock of the Ohio Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned of record by the Company;

            (iv) Based solely on certificates from the Secretary of State of those States listed on a schedule provided to such counsel by the Company, the Company and the Ohio Guarantor have been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of such jurisdictions.

            (v) The Securities have been duly authorized by the Company and have been executed, issued and delivered;

            (vi) The Guarantees have been duly authorized by the Ohio Guarantor and have been executed, issued and delivered by the Ohio Guarantor;

            (vii) The Exchange Securities have been duly authorized by the Company;

            (viii) The Exchange Guarantees have been duly authorized by the Ohio Guarantor;

            (ix) The Indenture has been duly authorized, executed and delivered by the Company and the Ohio Guarantor;

            (x) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Ohio Guarantor;

            (xi) The Credit Agreement has been duly authorized, executed and delivered by the Company and the Ohio Guarantor;

            (xii) The Hedge Agreement has been duly authorized, executed and delivered by the Company;

            (xiii) The issue and sale of the Securities, the issuance of the Guarantees by the Ohio Guarantor and the compliance by the Company and the Ohio Guarantor with all of the provisions of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (A) result in any violation of the provisions of the Articles of Incorporation or Code of Regulations of the Company or the Ohio Guarantor or (B) result in any violation of any Ohio statute or written regulation thereunder, or any order, rule or regulation of any Ohio court or governmental agency or body known to such counsel having jurisdiction over the Company or the Ohio Guarantor or any of their properties;

            (xiv) No consent, approval, authorization, order, registration or qualification of or with any Ohio court or Ohio governmental agency or body is required to be obtained by the Company or the Ohio Guarantor for the issue and sale of the Securities, the issuance of the Guarantees by the Ohio Guarantor, the grant, perfection or enforcement of security interests in the Collateral pursuant to the provisions of the Security Documents or the consummation by the Company and the Ohio Guarantor of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Security Documents, except for (A) the filings required to perfect the Collateral Trustee's security interests granted pursuant to the Security Documents and (B) such consents, approvals, authorizations, registrations or qualifications as may be required under federal or state securities laws;

            (xv) Each Financing Statement naming the Company or the Ohio Guarantor as the debtor is in appropriate form for filing in the Office of the Secretary of State of the State of Ohio. Upon the proper filing of such Financing Statements in the Office of the Secretary of State of the State of Ohio, the security interest in favor of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt in the UCC Collateral described in such Financing Statements will be perfected to the extent a security interest in such UCC Collateral can be perfected under the Ohio UCC by the filing of a financing statement in the Office of the Secretary of State of the State of Ohio; and

            (xvi) Certain mortgage opinions with respect to enforceability of Mortgages in the State of Ohio.

      (e) Dickinson Wright PLLC shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) Ward Lake Drilling, Inc., a Michigan corporation (the "Michigan Guarantor") has been duly incorporated and is validly existing as a corporation, in good standing under the laws of the State of Michigan, with power and authority (corporate or other) to own its properties and conduct its business as described in the Offering Circular;

            (ii) All of the issued shares of capital stock of the Michigan Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for Permitted Prior Liens (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that it is justified in relying upon such certificates);

            (iii) Based solely on certificates from the Secretary of State of those States listed on a schedule provided to such counsel by the Company, the Michigan Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of such jurisdictions.

            (iv) Any real property and buildings held under lease by the Michigan Guarantor at 685 East M32, Gaylord, Michigan 49735 are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

            (v) Each of the Company and the Ohio Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Michigan, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company and the Ohio Guarantor, provided that such counsel shall state that they believe that they are justified in relying upon such opinions and certificates);

            (vi) This Agreement has been duly authorized, executed and delivered by the Michigan Guarantor;

            (vii) The Guarantees have been duly authorized by the Michigan Guarantor and have been executed, authenticated, issued and delivered by the Michigan Guarantor;

            (viii) The Exchange Guarantees have been duly authorized by the Michigan Guarantor;

            (ix) The Indenture has been duly authorized, executed and delivered by the Michigan Guarantor;

            (x) The Registration Rights Agreement has been duly authorized, executed and delivered by the Michigan Guarantor;

            (xi) The Credit Agreement has been duly authorized, executed and delivered by the Michigan Guarantor;

            (xii) The issuance of the Guarantees by the Michigan Guarantor and the compliance by the Michigan Guarantor with all of the provisions of the Guarantees of the Michigan Guarantor, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not
      (i) result in any violation of the provisions of the Certificate of Incorporation or By-laws or other organizational document of the Michigan Guarantor or (ii) result in any violation of any Michigan statute or any order, rule or regulation of any Michigan court or governmental agency or body having jurisdiction over the Michigan Guarantor or any of its properties;

            (xiii) No consent, approval, authorization, order, registration or qualification of or with any Michigan court or Michigan governmental agency or body is required for the issuance of the Guarantees by the Michigan Guarantor, the grant or perfection of security interests in the Collateral pursuant to the provisions of the Security Documents or the consummation by the Michigan Guarantor of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Security Documents, except for (i) the filings required to perfect the Collateral Trustee's security interests granted pursuant to the Security Documents and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Guarantees by the Purchaser;

            (xiv) The Michigan Guarantor is not in violation of its Certificate of Incorporation or By-laws or other organizational document or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

            (xv) Each Financing Statement naming the Michigan Guarantor as the debtor is in appropriate form for filing in the Office of the Secretary of State of the State of Michigan. Upon the proper filing of such Financing Statements in the Office of the Secretary of State of the State of Michigan, the security interest in favor of the Collateral Trustee for the benefit of the holders of the Parity Lien Debt in the UCC Collateral described in such Financing Statements will be perfected to the extent a security interest in such UCC Collateral can be perfected under the Michigan UCC by the filing of a financing statement in the Office of the Secretary of State of the State of Michigan; and

            (xvi) Certain mortgage opinions with respect to enforceability of Mortgages in the State of Michigan.

      (f) Vorys, Sater, Seymour and Pease LLP shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) This Agreement has been duly authorized, executed and delivered by the Company and the Ohio Guarantor;

            (ii) The Merger Agreement has been duly authorized, executed and delivered by the Company; and

            (iii) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      (g) Culbertson, Weiss, Schetroma and Schug, P.C. shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, with respect to enforceability of Mortgages in the State of Pennsylvania.

      (h) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex VI hereto;

      (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause
(i) or (ii), is in the judgment of the Purchaser so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

      (j) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

      (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iii) or (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

      (l) The Securities have been designated for trading on PORTAL;

      (m) The Company and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery a certificate of an officer of the Company and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantors of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
(i) and (j) of this Section and as to such other matters as you may reasonably request.

      (n) The Company and the Guarantors shall have entered into the Registration Rights Agreement and the Purchaser shall have received executed counterparts thereof.

      (o) The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Purchaser shall an original copy thereof, duly executed by the Company, the Guarantors and the Trustee.

      (p) The Company (as applicable), the Guarantors (as applicable) and the Collateral Trustee shall have executed and delivered the Security Documents and the Mortgages, and the Purchaser shall have received copies thereof, duly executed by the Company, the Guarantors (as applicable) and the Collateral Trustee.

      (q) The Collateral Trustee shall have received (with a copy for the Purchaser) those documents listed on Annex VII hereof.

      (r) All Uniform Commercial Code Financing Statements or other similar Financing Statements and Uniform Commercial Code Form UCC-3 termination statements required pursuant to clauses (1) and (2) of Annex VII hereof (collectively, the "Financing Statements") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Collateral Trustee (the "Filing Agent"). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Collateral Trustee and its counsel (i) the Filing Agent's receipt of all Financing Statements, (ii) that the Financing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Time of Delivery and (iii) that the Filing Agent will notify the Collateral Trustee and its counsel of the results of such submissions within 30 days following the Time of Delivery.

      (s) The Consent Condition (as defined in the Offer to Purchase) shall have satisfied and the Company and the trustee under the indenture governing the 2007 Notes shall have executed a Supplemental Indenture (as defined in the Offer to Purchase).

      (t) The Company's existing credit facility shall be terminated and the Transactions shall be consummated simultaneously with the closing of the offering of the Securities.

      8. (a) The Company and each of the Guarantors will, jointly and severally, indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and each of the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein.

      (b) The Purchaser will indemnify and hold harmless the Company and each of the Guarantors against any losses, claims, damages or liabilities to which the Company or any of the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein; and will reimburse the Company or any of the Guarantors for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total underwriting discounts and commissions received by the Purchaser, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      (e) The obligations of the Company and the Guarantors under this Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Act; and the obligations of the Purchaser under this Section 8 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

      9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or any of the Guarantors or any officer or director or controlling person of the Company or any of the Guarantors, and shall survive delivery of and payment for the Securities.

      10. If this Agreement is terminated and the Securities and the Guarantees are not delivered by or on behalf of the Company and the Guarantors as provided herein, the Company will reimburse the Purchaser for all its out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Purchaser in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Guarantors shall then be under no further liability to the Purchaser except as provided in Sections 6 and 8 hereof.

      11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchaser shall be delivered or sent by mail, telex or facsimile transmission at 85 Broad Street, New York, New York 10004, Attention:
Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to the Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to the Purchaser at its address set forth in its Purchaser's Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      12. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company and the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Purchaser imposing any limitation of any kind.

      If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between Purchaser, the Company and the Guarantors.

                                               Very truly yours,

                                               Belden & Blake Corporation

                                               By: /s/ Robert W. Peshek
                                                   ----------------------------
                                               Name: Robert W. Peshek
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                               The Canton Oil & Gas Company

                                               By: /s/ Robert W. Peshek
                                                   ----------------------------
                                               Name: Robert W. Peshek
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                               Ward Lake Drilling, Inc.

                                               By: /s/ Robert W. Peshek
                                                   ----------------------------
                                               Name: Robert W. Peshek
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.

By: /s/ Goldman, Sachs & Co.
   ----------------------------
       (Goldman, Sachs & Co.)

                                                                         ANNEX I

                                   GUARANTORS

The Canton Oil & Gas Company, an Ohio corporation

Ward Lake Drilling, Inc., a Michigan corporation

                                     A-I-1

                                                                        ANNEX II

                               SECURITY DOCUMENTS

Collateral Trust Agreement, among the Collateral Trustee, the Administrative Agent named therein, J. Aron & Company and the Trustee.

Priority Lien Pledge and Security Agreement, among Company, the Guarantors and the Collateral Trustee, relating to the Priority Lien Debt

Priority Lien Sponsor Pledge Agreement, among Capital C and the Collateral Trustee, relating to the Priority Lien Debt

Parity Lien Pledge and Security Agreement, among Company, the Guarantors and the Collateral Trustee, relating to the Parity Lien Debt

Parity Lien Sponsor Pledge Agreement, among Capital C and the Collateral Trustee, relating to the Parity Lien Debt

Deposit Account Control Agreements

Securities Account Control Agreements

                                     A-II-1

                                                                       ANNEX III

                                    MORTGAGES

            The following list of mortgages describes each mortgage to be filed in each county where real property or other assets to be mortgaged are located.

      1. Mortgage by Ward Lake Drilling, Inc., d/b/a Ward Lake Energy, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Manistee County, Michigan

      2. Mortgage by Ward Lake Drilling, Inc., d/b/a Ward Lake Energy, for the benefit of Wells Fargo Bank, N.A, dated as of July 7, 2004, filed in Montmorency County, Michigan

      3. Mortgage by Ward Lake Drilling, Inc., d/b/a Ward Lake Energy, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Ostego County, Michigan

      4. Mortgage by Ward Lake Drilling, Inc., d/b/a Ward Lake Energy, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Antrim County, Michigan

      5. Mortgage by Ward Lake Drilling, Inc., d/b/a Ward Lake Energy, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Alpena County, Michigan

      6. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Stark County, Ohio

      7. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Portage County, Ohio

      8. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Mahoning County, Ohio

      9. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and

                                     A-III-1

            Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Carroll County, Ohio

      10. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Tuscarawas County, Ohio

      11. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Wayne County, Ohio

      12. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Columbiana County, Ohio

      13. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Fairfield County, Ohio

      14. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Guernsey County, Ohio

      15. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Noble County, Ohio

      16. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Summit County, Ohio

      17. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Trumble County, Ohio

      18. Open End Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Summit County, Ohio (Headquarters)

      19. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Warren County, Pennsylvania

      20. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Indiana County, Pennsylvania

      21. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Venango County, Pennsylvania

      22. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in McKean County, Pennsylvania

      23. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Bradford County, Pennsylvania

      24. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Crawford County, Pennsylvania

      25. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Sommerset County, Pennsylvania

      26. Open End Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Belden & Blake Corporation, for the benefit of Wells Fargo Bank, N.A., dated as of July 7, 2004, filed in Westmoreland County, Pennsylvania

                                                                        ANNEX IV

      (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. The Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, the Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

            "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

      The Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

      (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchaser in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

      (3) The Purchaser has represented, warranted and agreed that: (i) it has not offered or sold and, prior to the expiry of a period of six months from the Time of Delivery, will not offer or sell any notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 ("FSMA")) received by it in connection with the issue or sale of any notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

      (4) The Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with

                                     A-IV-1
the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. The Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. The Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

                                     A-IV-2

                                                                         ANNEX V

                               MATERIAL AGREEMENTS

1. Indenture, dated as of June 27, 1997, between the Company, the Subsidiary Guarantors and LaSalle National Bank, as trustee

2. Registration Rights Agreement, dated as of June 27, 1997, between the Company, the Guarantors and Chase Securities, Inc.

3. Peake Energy, Inc. Stock Purchase Agreement between the Company and North Coast Energy, Inc.

4. Credit Agreement, dated as of August 23, 2000, by and among the Company, Ableco Finance LLC and Foothill Capital Corporation

5. Amendment to the Credit Agreement, dated as of June 29, 2001, by and among the Company, Ableco Finance LLC and Foothill Capital Corporation

6. Amendment to the Credit Agreement, dated as of July 25, 2002, by and among the Company, Ableco Finance LLC and Foothill Capital Corporation

7. Amendment to the Credit Agreement and Waiver, dated as of December 5, 2002, by and among the Company Finance LLC and Foothill Capital Corporation

8. Amendment to the Credit Agreement and Waiver dated as of March 31, 2003 by and among the Company Finance LLC and Foothill Capital Corporation

9. Amendment to the Credit Agreement and Waiver, dated as of May 30, 2003, by and among the Company Finance LLC and Foothill Capital Corporation

10. Transaction Advisory Agreement, dated as of June 27, 1997, by and between the Company and TPG Partners II, L.P.

11. Retirement and Noncompetition Agreement, dated May 26, 1999, by and between the Company and Ronald L. Clements

12.   Belden & Blake Corporation 1997 Non-Qualified Stock Option Plan

13. Change in Control Severance Pay Plan for Key Employees of the Company, dated August 12, 1999

14. Amendment No. 1 of the Belden & Blake Corporation 1999 Change in Control Protection Plan for Key Employees, dated as of February 26, 2002

                                     A-VI-1

15. Amendment No. 2 of the Belden & Blake Corporation 1999 Change in Control Protection Plan for Key Employees, dated as of October 23, 2002

16. Severance Pay Plan for Employees of Belden & Blake Corporation, dated August 12, 1999

17. Amendment 1 to the Belden & Blake Corporation 1999 Severance Pay Plan, dated as of May 29, 2000

18. Amendment 2 to the Belden & Blake Corporation 1999 Severance Pay Plan, dated as of September 12, 2002

19. Employment Agreement, dated June 1, 1999 and amended November 1, 1999, by and between the Company and John L. Schwager

20. Amended and Restated Employment Agreement, dated July 1, 2001, by and between the Company and John L. Schwager

21. Letter of Agreement, dated December 21, 2001, by and between the Company and Leo A. Schrider

                                     A-VI-2

                                                                        ANNEX VI

      Pursuant to Section 7(h) of this Agreement, the accountants shall furnish letters to the Purchaser to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries;

            (ii) In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

            (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

            (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) the unaudited consolidated statements of income,
            consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                  (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                  (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                                     A-VI-1

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchaser, or any increases in any items specified by the Purchaser, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included in the Offering Circular to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Purchaser, or any increases in any items specified by the Purchaser, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchaser, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

            (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchaser, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                     A-VI-2

                                                                       ANNEX VII

            The Collateral Trustee shall have received (with a copy for the Purchaser):

            1. Appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code Financing Statements naming the Company and each Guarantor (as applicable) as a debtor and the Collateral Trustee as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Trustee and its counsel, desirable to perfect the security interests of the Collateral Trustee pursuant to the Security Documents.

            2. Appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Prior Liens) of any Person in any collateral described in the Security Documents previously granted by any Person.

            3. Certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Trustee, dated a date reasonably near to the Closing Date, listing all effective Financing Statements which name the Company and the Guarantors (under their respective present name and any previous names) as the debtor, together with copies of such Financing Statements (none of which shall cover any collateral described in the Security Documents, other than such Financing Statements that evidence Permitted Prior Liens).

            4. Such releases, reconveyances, satisfactions or other instruments as it may request to confirm the release, satisfaction and discharge in full of all mortgages and deeds of trust at any time delivered by the Company or any Guarantor to secure any Obligations in respect of any existing credit facilities or other secured indebtedness, duly executed, delivered and acknowledged in recordable form by the grantee named therein or its of record successors or assigns.

            5. A copy of the Collateral Trust Agreement executed by the Administrative Agent under the Credit Agreement, the Company and each Guarantor.

            6. A certificate of insurance satisfactory to the Purchaser confirming that all insurance requirements of the Collateral Trust Agreement are satisfied.

            7. Such other approvals, opinions or documents as the Purchaser, the Trustee or the Collateral Trustee may reasonably request in form and substance satisfactory to each of them.

                                     A-VII-1